UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
______________________________________________________________________

Filed by the Registrant ☒
Filed by Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Material
☐ Soliciting Material Pursuant to Rule 14a-12

Golub Capital Direct Lending Unlevered Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐     Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION
200 PARK AVENUE
25TH FLOOR
NEW YORK, NY 10166

V60008-P21793

Your **Vote** Counts!

GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION

2025 Joint Annual Meeting

Vote by February 2, 2025
11:59 PM ET

# You invested in GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Joint Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 3, 2025.**

## Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 20, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote Virtually at the Meeting*

February 3, 2025
11:30 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/GDLCU2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors - To elect three Class III directors of the Company who will each serve until the 2028 Joint Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified. | |
| | **Nominees:** | |
| 1a. | Lawrence E. Golub | For |
| 1b. | Lofton P. Holder | For |
| 1c. | William M. Webster IV | For |
| 2. | To ratify the selection of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025. | For |
| **NOTE:** | Such other business as may properly come before the meeting or any adjournment thereof. | |

**Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".**

V60009-P21793